UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2026

AST SpaceMobile, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39040	84-2027232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Midland International Air & Space Port

2901 Enterprise Lane

Midland, Texas 79706

(Address of Principal Executive Offices) (Zip Code)

(432) 276-3966

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ASTS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 12, 2026, the Company held its Annual Meeting, at which the Company’s stockholders voted on proposals to (i) elect each of the directors nominated by the Board, each for a term expiring at the Company’s 2027 Annual Meeting of Stockholders, (ii) ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, and (iii) approve a non-binding advisory vote on the compensation paid to the Company’s named executive officers.

The Company has three classes of common stock and holders of each class of common stock as of April 22, 2026 (the “Record Date”) were entitled to vote at the Annual Meeting. Holders of the Company’s Class A Common Stock and Class B Common Stock were entitled to one vote per share on each of the forgoing proposals and holders of the Company’s Class C Common Stock were entitled to 10 votes per share on each of the forgoing proposals. There were 253,500,110 shares of the Company’s Class A, Class B and Class C Common Stock represented either in person or by proxy at the Annual Meeting, which represented 87.7% of the total voting power of the Company, thereby constituting a quorum.

A summary of the voting results, as certified by the Inspector of Election for the Annual Meeting, is set forth below.

Proposal 1: Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Abel Avellan	865,956,540	10,012,202	80,999,070
Adriana Cisneros	865,304,347	10,664,395	80,999,070
Luke Ibbetson	866,483,148	9,485,594	80,999,070
Andrew Johnson	862,858,943	13,109,799	80,999,070
Edward Knapp	866,628,205	9,340,537	80,999,070
Keith Larson	866,573,064	9,395,678	80,999,070
Ronald Rubin	873,653,887	2,314,855	80,999,070
Richard Sarnoff	855,702,211	20,266,531	80,999,070
Julio A. Torres	861,619,648	14,349,094	80,999,070
Johan Wibergh	873,653,321	2,315,421	80,999,070

Each of the 10 director nominees was elected to serve until the 2027 Annual Meeting of Stockholders.

Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions	Broker Non-Votes
955,415,314	1,026,633	525,865	-

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Proposal 3: Advisory Vote to Approve the Compensation Paid to the Company’s Named Executive Officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
857,850,351	17,588,127	530,264	80,999,070

The Company’s stockholders approved, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AST SPACEMOBILE, INC.

Date: June 12, 2026	By:	/s/ Andrew M. Johnson
Andrew M. Johnson
Executive Vice President, Chief Financial Officer and Chief Legal Officer